UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2020 (December 20, 2019)

Alternus Energy Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56085	46-4996419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

One World Trade Center, Suite 8500, New York, New York 10007
(Address of principal executive offices, including zip code)

(
212) 220-7434
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Alternus Energy Inc. (the “Company”) previously filed a Current Report on Form 8-K on December 27, 2019 (the “Original Form 8-K”) reporting that, in connection with its previously announced execution of a Share Purchase Agreement for the acquisition of Zonnepark Rilland B.V., AEN 01 BV (“Buyer”), a Netherlands company and a wholly-owned subsidiary of the Company, completed the acquisition of an 11.75 MW ground-mounted solar photovoltaic (PV) power plant in Rilland, the Netherlands (the “Project”) from Coöperatie Unisun Energy U.A., a Netherlands corporation (“Seller”) for €10.5 million (approximately $11.8 million) plus a working capital adjustment (“Purchase Price”).

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Original Form 8-K to provide certain historical financial statements for Zonnepark Rilland B.V. and certain pro forma financial information in connection with the acquisition of Zonnepark Rilland B.V. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

1.	The audited financial statements of Zonnepark Rilland B.V. as of and for the years ended December 31, 2018 and 2017, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

2.	The unaudited financial statements of Zonnepark Rilland B.V. as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial statements of Alternus Energy Inc., giving effect to the acquisition of Zonnepark Rilland B.V., as of September 30, 2019 and for the nine months ended September 30, 2019 and the fiscal year ended December 31, 2018, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	The audited financial statements of Zonnepark Rilland B.V. as of and for the years ended December 31, 2018 and 2017.

99.2	The unaudited financial statements of Zonnepark Rilland B.V. as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018.

99.3
The unaudited pro forma condensed combined financial statements of Alternus Energy Inc., giving effect to the acquisition of Zonnepark Rilland B.V. as of September 30, 2019 and for the nine months ended September 30, 2019 and the fiscal year ended December 31, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNUS ENERGY INC.

Date: March 6, 2020	By:	/s/ Joseph E. Duey
	Name:	Joseph E. Duey
	Title:	Chief Financial Officer

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